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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549



                       FORM 8-K

    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
        OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 2, 1999


                     No.  0-22423
               -----------------------
                Commission File Number


                 HCB Bancshares, Inc.
     ----------------------------------------------------
    (Exact name of registrant as specified in its charter)


        Oklahoma                               62-1670792
   -----------------------                    ------------
   (State of Incorporation)                (I.R.S. Employer
                                          Identification no.)


237 Jackson Street, Camden, Arkansas                 71701
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(Address of Principal Executive Offices)           (Zip Code)


                    (870) 836-6841
     -------------------------------------------------
     Registrant's Telephone Number, Including Area Code

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ITEM 5.   OTHER EVENTS.

     On June 2, 1999 the Registrant announced that it received regulatory approval to acquire up to an additional 10% of the its outstanding common stock, or approximately 251,275 shares. For more information, see the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     Exhibit 99.1   Press Release dated June 2, 1999

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                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HCB BANCSHARES, INC.



                            By: /s/ Vida H. Lampkin
                                ----------------------
                                Vida H. Lampkin, President
                                (Duly Authorized Representative)


Date:  June 3, 1999